THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                               SEMI-ANNUAL REPORT
                               February 29, 2000

THE OLSTEIN FINANCIAL ALERT FUND

President's Message                                              March 21, 2000

                 OLD ECONOMY/NEW ECONOMY...BLAH, BLAH, BLAH!!
                 --------------------------------------------

Dear Shareholders:

Although it is not apparent from the general market indexes (especially the technology heavy NASDAQ Composite Index which year to date is up 13%), more than three quarters of the stocks in the S&P 500 Index are down approximately 20% or more from their recent highs. If the 66 technology and telecommunication stocks are removed from the S&P 500 Index, the 434 remaining S&P 500 Index stocks are trading at the same low levels seen during the Asian crisis of 1998. The median price/earnings ratio of the S&P 500 Index, with technology stocks removed, is about 12 times earnings. That is the same depressed level experienced during the recession of 1990 and below the lowest point of the 1998 Asian crisis. With technology stocks included, the S&P 500 Index price/earnings ratio rises to about 43 times earnings.

A TALE OF TWO STOCK MARKETS

Investors have characterized this tale of two stock markets as a divide between the old economy stocks (banks, consumer durables, basic materials, etc.) which are going to be negatively impacted by interest rate increases, and the new economy stocks (the so-called immune super-charged technology stocks, telecommunication stocks, biotech stocks, etc.) which will not be impacted. In our opinion, the split performance between the so-called new economy stocks and old economy stocks is confusing and lopsided. All references to valuation have been repressed. The latest battle cry on Wall Street is that the new economy led by the technology stocks is the only place to invest, regardless of whether or not the current stock prices have expectations built in that either leaves little room for error or, in fact, are not achievable.

The subject of risk has been moved to the background. The new economy stocks are being priced as if there is no risk. The old economy stocks are being priced as if there is no opportunity. We believe that neither is true and it is our opinion that if the old economy falters because interest rates rise, the resulting cutback in capital expenditures and employment at old economy firms should negatively impact new economy stocks. If old economy companies enter into a downturn, expenditures for computers, cellular telephones and $90 per month broadband Internet connections would probably be cut back. Although the new economy may be currently ignoring the tenets of Economics 101, the joy will be short lived if the old economy does not come along for the ride.

In addition, investors are ignoring the tangible benefits that accrue to old-line manufacturers such as General Motors, which are aggressively applying new technologies, including the Internet, that can lower their manufacturing costs and improve and modernize their distribution and sales networks. Old-line manufacturers are probably the biggest beneficiaries of Internet technology through cost savings. For example, we believe that new technologies can help GM save as much as $3,000 on a $22,000 automobile while maintaining its current price structure. In addition, many old economy companies have the resources to evolve into a force in the new economy. For instance, GM has taken an equity interest in an independent "business to business" Internet venture that could be worth about $20.00 per GM share. The partial spin-off of DirecTV (Hughes Electronics) has helped to raise GM's core earnings to approximately $11.00 per share and still leaves GM with about $15.00 per share in Hughes stock yet to be distributed. Thus, we calculate that GM's automobile business is being priced by the stock market at about $44.00 per share (after deducting GM's remaining interest in Hughes and its interest in the newly formed "business to business" purchasing venture). Despite GM's annual free cash flow of about $3 billion and approximately $11 billion in excess cash, GM is still selling at about four times current earnings and in our opinion represents an outstanding bargain.

Many investors, who subscribe to the belief that the old economy will continue to underperform, are deserting mutual funds that hunt bargains based on deviations between stock market prices and private market values. Those who believe the new economy/old economy propaganda because it is currently working (and they do not want to be left at the station) and are making investment decisions on this theory, are further escalating the split stock market. These new economy investors are fleeing funds that value companies on a discounted cash flow and asset model and running to mutual funds that are loading up on a narrowing base of new technology stocks with high potential growth rates and stock market momentum. The process becomes self-perpetuating, as new cash flow pours into momentum mutual funds that focus on new economy stocks. This causes spike-like price increases in the stocks they buy, attracting more and more momentum investors.

The split between new economy and old economy stocks should eventually narrow. Most rallies go harder and farther than anyone envisions, but they also correct harder and faster than anyone thinks. We are not predicting when this narrowing will occur, but we believe that it should. The catalyst should be when the momentum investors, who have been driving the prices of some technology companies into the stratosphere, realize the inter-relationship of the old and new economies. The more astute investors will begin to exit the overvalued new economy stocks looking for bargains with equal potential and less risk. When investors realize that the old and new economies depend on each other, the rush to the exits from the concentrated pyramid at the top could get ugly.

Although we understand the optimism surrounding new economy stocks, we prefer to calculate the earnings assumptions necessary to justify the prices of these technology stocks, rather than rely on pure stock market momentum and speculation. If we cannot justify the price, as is the case with many new economy stocks, we will pass and wait for our opportunity to pay the right price. Liquidations from conventional value funds are causing price declines in old economy stocks at prices that we believe over-discounts potential problems. The Olstein Financial Alert Fund is currently purchasing these stocks at what we believe are outstanding prices.

PATIENCE PAYS

The internal workings of the marketplace create opportunities for the Fund.
Good value is its own catalyst. Money should eventually start to flow away from overpriced stocks, to stocks that are not correctly priced. One never knows when value stocks are going to move, but a good value portfolio manager foresees a catalyst and waits patiently for the value to be recognized. For example, last year's Fund performance was helped by the opportunity to buy oil drilling and service stocks when oil prices plummeted to around $10.00 per barrel during the 1998 Asian crisis. Pessimism is scary, but we like the prices that pessimism produces. The catalyst we anticipated at the time, was that oil exploration was being cut back and the ailing Asian and Latin American economies would eventually turn, led by a U.S. exported technology revolution which would create an increased demand for oil. Increased demand for oil at a time of exploration cutbacks resulted in upward pressure on oil prices. In addition, we believed that to protect the viability of their economies, which are heavily dependent on oil prices, the OPEC countries would eventually have to cut back production. For six months, our oil service stocks lagged the broad market, negatively impacting the Fund's performance. However, that temporary under-performance is now a memory. The Fund's oil service stocks have appreciated approximately 150% during the past 18-months and we believe there is still room for additional appreciation. Bargain hunters can lag markets for long periods of time. But when and if the crowd arrives at the door, the speed and size of the appreciation in the beaten down stocks can be well worth the wait. We also believe that buying stocks with pessimism already built into their price can reduce risk when seeking to achieve the Fund's objective of long-term capital appreciation.

CLASSIFYING MUTUAL FUNDS

Despite the fact that the mutual fund rating services have at least twelve categories of equity mutual funds, in our opinion, there are only two. The first category includes all momentum and market psychology funds that react to money flows in the marketplace. These funds are prepared to take substantial risk to seek potentially larger rewards and pay little attention to conventional Wall Street valuation methods. The second category of funds seek to take advantage of deviations between stock market prices of individual stocks and the fund's assessment of intrinsic or private market value. This category includes growth funds, value funds, large cap funds, small cap funds, etc. who use traditional discounted cash flow methodology to identify undervalued securities. Funds in the second category, regardless of their stated objective, are seeking undervalued securities according to cash flow models.

We are not going to evaluate the pros and cons of the latest six-month top performing mutual funds that we believe fit into the momentum and market psychology category. We will congratulate their performance and their ability to assess the current psychology of the masses. However, an investor expecting meteoric returns from a mutual fund should also be willing to assume the higher risk involved. For example, in a seven-day period beginning March 13, some technology and biotech funds dropped 15% or more. Our philosophy states that we must assess downside risk before upside potential. Sometimes, in the short-term the Fund's return may seem out of step with the broad market. However, it is important to note that we measure our performance over 3 to 5-year periods. Shareholders who do not have this patience are lowering their chances of benefiting from our investment style.

HOW WE DEFINE VALUE

Stocks represent ownership interests in businesses. It is our job to assess what we are willing to pay for these businesses. We do not define value according to whether or not a stock has a low price/earnings ratio, nor do we look at definitions of value and growth as opposites. Our definition of value includes growth as part of our calculation and cuts across all artificial boundaries constructed by Wall Street (such as large cap, small cap, growth, cyclical, technology, etc). At times, the undervaluation of rapidly growing companies is greater than more stable companies. We like growth stocks, but prefer growth at a reasonable price to growth at any price. At other times basic industry stocks become more undervalued.

We believe that stocks are worth the present value of the free cash flow generated by the business being valued. Without cash flow prospects, even though it may be many years into the future, a company's share price should collapse. Although we are finding most of our values in stocks from the old economy, we have also located values in the new economy. As we have previously stated, the new economy is interrelated to the old economy. As new economy employees acquire wealth, they need banking relationships, homes, furniture, seek medical treatment, pursue leisure time activities, such as golf and casino gambling, and purchase cars. Old economy stocks such as Citigroup, PNC Bank, PaineWebber Group, AK Steel, Callaway Golf and Johnson & Johnson, are all selling at what we believe to be bargain basement prices. We are also finding values in new economy stocks such as MCI WorldCom, USA Networks, General Magic and ValueVision. Although current prices of our new economy stocks may be high by historical standards, we do not believe these stock prices are discounting the above average growth in free cash flow that we expect over the next 3 to 5-years. Knowing when to sell a stock is the most difficult task of a portfolio manager, who must determine the level of future cash flow needed to justify the current stock price. The further out into the future one needs to forecast growth to justify current prices, the more the risk of holding a given security. Although some new economy stocks may be good companies, the expectations built into these stocks are eye popping.

THERE IS NO SURE THING

Three years ago, investors believed no price was too high to pay for Coca-Cola, Gillette, Procter & Gamble and Pfizer. Yet, as the last 18 months have proven, investor expectations got completely out of step with these valuations, resulting in sharp corrections and investor disappointment. Similarly, the cult that has developed over the past five years for "index investing" has started to spring leaks. The new economy momentum crowd, disappointed with current results of index funds, has moved its investment interest to a narrower and narrower pyramid. Multiples of over 100 times earnings are quite common in the technology sector. Many of the new technology companies have no expectations of earnings in the foreseeable future.

There is no doubt that the new economy will fundamentally transform our economic, social and political landscape. However, we do not believe that investors will earn above average returns by simply investing in an economy-transforming sector. It is important to identify specific companies within an economy-transforming sector that can successfully exploit the new technology for a competitive and profitable advantage. However, it is just as important to pay the correct price for these companies, in order to achieve superior long-term reward. One cannot dismiss the entire new economy as being overvalued, as such a simplistic conclusion could result in missing opportunities in an increasingly significant part of the market. On the other hand, if you indiscriminately purchase dot.coms on the belief that a rising Internet tide will lift all stocks, you may suffer financial consequences.

When I entered the securities industry in the late 1960's, conventional wisdom stated that investors should purchase IBM stock and hold it forever. Investors who followed this IBM investment discipline for the 20 years prior to 1973 were bestowed with meteoric returns. However, nobody alerted the 1972 IBM holders that the subsequent 20 years would produce negative returns for the IBM cult. The negative return occurred despite a long-term bull market which started in 1975. The 1972-investor expectations for IBM's future were not realistic. Investors caught up in the IBM mania failed to identify fundamental changes that had taken place in the computer industry and IBM.

THE CATALYST TO VALUE RECOGNITION

We do not worry about overvaluation because we believe that a majority of the stocks in today's market are undervalued. The catalyst that will help to achieve the values in the so-called "old economy stocks" should be transactions such as buyouts, acquisitions or going private through a leveraged buyout. The number of these transactions has started to increase. Private buyout firms, many of which have shifted their attention to technology ventures, are beginning to renew their interest in old economy stocks.

The Fund's performance since inception appears below. Olstein & Associates, the Fund's Investment Manager, looks forward to achieving the Fund's objective of long-term capital appreciation over the next 3 to 5-years, utilizing the same philosophy that has been developed over the past 32 years. The opportunities to apply our philosophy in the current environment are plentiful.

We value our shareholders and look forward to communicating with you in the future.

Sincerely,

/s/ Robert A. Olstein

Robert A. Olstein
President

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT*<F1>

This table displays, on a quarterly basis, the Fund's Class C net asset value per share, distributions and the value of $10,000 invested in the Fund's Class C Shares at the time of its inception. (Assumes all distributions were invested and no shares were redeemed.)

                                          VALUE OF SHARES                                                  VALUE OF SHARES
              NET ASSET                      OWNED, IF                         NET ASSET                      OWNED, IF
              VALUE PER                  INITIAL INVESTMENT                    VALUE PER                  INITIAL INVESTMENT
   DATE         SHARE       DIVIDENDS       WAS $10,000            DATE          SHARE       DIVIDENDS       WAS $10,000
   ----       ---------     ---------    ------------------        ----        ---------     ---------    ------------------
 9/21/95       $10.00                        $10,000             12/31/97        $12.81       $2.900          $17,205
 9/30/95        10.01                         10,010              3/31/98         14.78                        19,851
12/31/95        10.25        $0.011           10,261              6/30/98         13.75                        18,468
 3/31/96        10.87                         10,882              9/30/98         11.54                        15,499
 6/30/96        11.45                         11,462             12/31/98         14.05        0.648           19,788
 9/30/96        11.70                         11,713              3/31/99         14.71                        20,717
12/31/96        11.71         1.032           12,760              6/30/99         18.01                        25,365
 3/31/97        12.23                         13,327              9/30/99         16.81                        23,675
 6/30/97        13.40                         14,602             12/31/99         14.63        3.737           26,692
 9/30/97        15.83                         17,250              3/31/00         15.44                        28,170

*<F1> PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above chart assumes no redemptions. Redemptions of Class C shares may be subject to a contingent deferred sales charge (CDSC) if made within two years of the investment of such funds. The data in the above chart pertains to the Fund's Class C share, the Fund's original share class, which has been sold since the Fund's inception. The average annual total return of the Fund's Class C shares from inception (9/21/95) and for the one-year period ended 3/31/00, assuming deduction of the Fund's maximum CDSC for the one-year period, was 25.68% and 33.47% respectively. The returns of the Fund's Adviser Class should be higher than the Class C shares because the shares of both classes are invested in the same portfolio of securities, but the annual expenses for the Adviser Class are lower than those of the Class C shares. The Adviser Class does not have a past performance history because it was only recently created.

      This letter should be preceded or accompanied by a current prospectus, which contains complete details of risks, management fees and expenses. It should be read carefully before investing. The NASDAQ Composite Index is an unmanaged, broad-based index of all NASDAQ National Market and Small Cap stocks. The S&P 500 Index is an unmanaged index created by Standard & Poor's Corporation that is considered to represent the U.S. stock market performance in general. Neither the NASDAQ Composite Index, nor the S&P 500 Index are investment products available for purchase.
      The Fund's returns presented herein include operating expenses (such as management fees, transaction costs, etc.) that reduce returns, while the return of the NASDAQ Composite Index and the S&P 500 Index do not. An individual that purchases an investment product that attempts to mimic the performance of the NASDAQ Composite Index or the S&P 500 Index will incur expenses such as management fees, transaction costs, etc. that will reduce returns. The Fund may not maintain a position in some of the securities mentioned and references to any security are not an investment recommendation. The information contained herein has been obtained from sources considered reliable, but no representation is made as to its completeness or accuracy.

Schedule of Investments                            February 29, 2000 (Unaudited)

                                                     Shares         Value
                                                     ------         -----
COMMON STOCKS - 91.2%

  AUTOS & TRUCKS - 5.1%
     Arvin Industries, Inc.                          108,500     $  1,993,687
     Delphi Automotive Systems
       Corporation                                   130,000        2,169,375
     General Motors Corporation (1)<F3>              130,000        9,888,125
     Meritor Automotive, Inc.                        130,000        1,820,000
     Thor Industries, Inc.                           172,000        4,396,750
                                                                 ------------
                                                                   20,267,937
                                                                 ------------

  BANKING - 2.2%
     The Chase Manhattan
       Corporation                                    16,000        1,274,000
     Citigroup Inc.                                   46,500        2,403,469
     PNC Bank Corp.                                  126,000        4,874,625
                                                                 ------------
                                                                    8,552,094
                                                                 ------------

  BUILDING & HOUSING - 1.6%
     Drew Industries Incorporated *<F2>              196,200        1,594,125
     Simpson Manufacturing
       Co., Inc. *<F2>                                91,100        3,860,362
     Skyline Corporation                              45,000          967,500
                                                                 ------------
                                                                    6,421,987
                                                                 ------------

  BUSINESS MACHINES & SOFTWARE - 3.5%
     3Com Corporation *<F2>                           25,500        2,499,000
     Computer Network Technology
       Corporation *<F2>                             317,500        7,957,344
     General Magic, Inc. *<F2>                       215,000        2,244,062
     Tektronix, Inc.                                  17,500        1,015,000
                                                                 ------------
                                                                   13,715,406
                                                                 ------------

  BUSINESS SERVICES - 0.8%
     Kelly Services, Inc. - Class A                  128,000        3,080,000
                                                                 ------------

  COMMUNICATIONS & MEDIA - 8.5%
     A. H. Belo Corporation - Class A                103,000        1,326,125
     AT&T Corp - Liberty Media
       Group - Class A *<F2>                          31,000        1,619,750
     Adelphia Communications
       Corporation - Class A *<F2>                    74,500        4,092,844
     Cablevision Systems
       Corporation - Class A *<F2>                    65,000        4,172,187
     CBS Corporation*<F2>                             38,000        2,263,375
     Charter Communications, Inc.*<F2>               105,000        1,844,063
     Comcast Corporation - Class A *<F2>              25,000        1,000,000
     Fox Entertainment Group,
       Inc. - Class A *<F2>                           76,500        2,012,906
     Four Media Company *<F2>                         12,900          185,438
     MediaOne Group, Inc. *<F2>                       83,000        6,515,500
     TV Guide, Inc. - Class A *<F2>                   96,000        4,524,000
     USA Networks, Inc. *<F2>                        116,000        2,602,750
     Young Broadcasting Inc. -
       Class A *<F2>                                  56,000        1,351,000
                                                                 ------------
                                                                   33,509,938
                                                                 ------------

  COMPUTERS - 0.8%
     Hewlett-Packard Company                          23,000        3,093,500
                                                                 ------------

  CONSUMER PRODUCTS - 3.5%
     American Greetings
       Corporation - Class A                         318,000        5,485,500
     Callaway Golf Company                           325,000        3,900,000
     Fortune Brands, Inc.                            125,000        2,734,375
     Maytag Corporation                               61,000        1,612,687
                                                                 ------------
                                                                   13,732,562
                                                                 ------------

  DIVERSIFIED MANUFACTURING - 0.2%
     NCH Corporation                                  24,500          970,812
                                                                 ------------

  DRUGS - 2.5%
     American Home Products
       Corporation                                   228,500        9,939,750
                                                                 ------------

  ELECTRICAL EQUIPMENT - 4.2%
     Brady Corporation - Class A                      74,700        2,026,238
     Diebold, Incorporated                           215,000        5,267,500
     Veeco Instruments Inc. *<F2>                    112,600        9,247,275
                                                                 ------------
                                                                   16,541,013
                                                                 ------------

  ELECTRONICS - 2.7%
     Harman International Industries,
       Incorporated (1)<F3>                          130,000        8,051,875
     Methode Electronics, Inc. -
       Class A                                        48,000        2,790,000
                                                                 ------------
                                                                   10,841,875
                                                                 ------------

  ENTERTAINMENT & LEISURE - 2.0%
     Anchor Gaming *<F2>                              47,000        1,956,375
     Metro-Goldwyn-Mayer Inc.*<F2>                    55,000        1,313,125
     Park Place Entertainment
       Corporation *<F2>                             408,000        4,615,500
                                                                 ------------
                                                                    7,885,000
                                                                 ------------

  FINANCIAL SERVICES - 4.1%
     The Dun & Bradstreet
       Corporation                                   170,000        4,451,875
     The John Nuveen Company -
       Class A                                        88,000        3,036,000
     Paine Webber Group Inc.                         225,400        8,621,550
                                                                 ------------
                                                                   16,109,425
                                                                 ------------

  FOOD, BEVERAGES & TOBACCO - 0.6%
     Interstate Bakeries
       Corporation                                   103,000        1,178,063
     Tootsie Roll Industries, Inc.                    37,000        1,098,438
                                                                 ------------
                                                                    2,276,501
                                                                 ------------

  FURNITURE & FIXTURES - 7.0%
     American Woodmark
       Corporation                                   206,000        3,399,000
     CompX International, Inc. *<F2>                 183,000        3,408,375
     Ethan Allen Interiors Inc.                      300,000        6,993,750
     Furniture Brands
       International, Inc. *<F2>                     134,500        2,160,406
     Herman Miller, Inc.                             185,800        3,808,900
     Shaw Industries, Inc.                           369,500        4,688,031
     Stanley Furniture
       Company, Inc. *<F2>                           167,000        2,932,938
                                                                 ------------
                                                                   27,391,400
                                                                 ------------

  HEALTHCARE SERVICES & SUPPLIES - 4.5%
     CONMED Corporation *<F2>                         99,000        2,722,500
     Humana Inc. *<F2>                               293,400        1,998,788
     Johnson & Johnson                                31,500        2,260,125
     Oxford Health Plans, Inc. *<F2>                 338,000        5,217,875
     Universal Health
       Services, Inc.                                111,000        4,315,125
     Varian Medical Systems, Inc.                     31,400        1,254,038
                                                                 ------------
                                                                   17,768,451
                                                                 ------------

  INSURANCE - 3.4%
     CIGNA Corporation                                58,000        4,281,125
     Hartford Life, Inc. - Class A                    98,200        3,473,825
     LandAmerica Financial
       Group, Inc.                                   310,000        5,580,000
                                                                 ------------
                                                                   13,334,950
                                                                 ------------

  MACHINERY - INDUSTRIAL - 3.3%
     Ampco-Pittsburgh Corporation                    119,500        1,448,938
     CLARCOR Inc.                                     54,000        1,049,625
     Kaydon Corporation                              147,500        3,392,500
     The Manitowoc
       Company, Inc.                                  75,000        2,020,312
     Precision Castparts Corp.                       166,000        4,284,875
     Tecumseh Products Company                        25,000        1,007,812
                                                                 ------------
                                                                   13,204,062
                                                                 ------------

  MARKETING - 0.7%
     ValueVision International,
       Inc. - Class A *<F2>                           57,500        2,875,000
                                                                 ------------

  METALS & MINERALS - 1.5%
     AK Steel Holding Corporation                    520,000        4,322,500
     NS Group, Inc. *<F2>                            150,000        1,753,125
                                                                 ------------
                                                                    6,075,625
                                                                 ------------

  OIL & GAS SERVICES - 8.2%
     ENSCO International
       Incorporated                                   60,000        1,815,000
     Halliburton Company                              87,000        3,322,312
     Rowan Companies, Inc. *<F2>                     331,500        8,328,938
     Santa Fe International
       Corporation                                   162,500        4,661,719
     Tesoro Petroleum Corporation *<F2>              422,700        3,909,975
     Tidewater Inc.                                   85,000        2,406,562
     UTI Energy Corp. *<F2>                          245,000        7,855,313
                                                                 ------------
                                                                   32,299,819
                                                                 ------------

  PAPER & FOREST PRODUCTS - 2.1%
     Boise Cascade Corporation                       171,500        5,112,844
     Champion International
       Corporation                                    59,000        3,053,250
                                                                 ------------
                                                                    8,166,094
                                                                 ------------

  PRINTING & PUBLISHING - 2.8%
     Gannett Co., Inc.                                33,200        2,164,225
     The New York Times
       Company - Class A                              20,000          845,000
     The Reader's Digest
       Association, Inc. - Class B                   127,400        3,790,150
     The Washington Post
       Company - Class B                               8,800        4,292,200
                                                                 ------------
                                                                   11,091,575
                                                                 ------------

  RAILROADS - 0.5%
     Florida East Coast Industries, Inc.              47,200        1,923,400
                                                                 ------------

  RESTAURANTS - 2.0%
     Outback Steakhouse, Inc.*<F2>                    63,200        1,651,100
     Tricon Global Restaurants, Inc*<F2>             180,000        4,792,500
     Wendy's International, Inc.                      94,000        1,480,500
                                                                 ------------
                                                                    7,924,100
                                                                 ------------

  RETAIL - 5.1%
     BJ's Wholesale Club, Inc. *<F2>                 102,000        3,162,000
     Claire's Stores, Inc.                            54,500          950,344
     J. C. Penney Company, Inc.                      500,000        7,875,000
     Kmart Corporation*<F2>                          280,000        2,467,500
     Ross Stores, Inc.                               153,000        2,218,500
     The Stride Rite Corporation                     444,800        2,446,400
     Wal-Mart Stores, Inc.                            20,000          973,750
                                                                 ------------
                                                                   20,093,494
                                                                 ------------

  SAVINGS & LOAN - 0.2%
     Brookline Bancorp, Inc.                          75,000          707,812
                                                                 ------------

  SEMICONDUCTORS - 1.3%
     Intel Corporation (1)<F3>                        12,000        1,356,000
     National Semiconductor
       Corporation *<F2>                              49,000        3,681,125
                                                                 ------------
                                                                    5,037,125
                                                                 ------------

  TELECOMMUNICATIONS SERVICES - 3.0%
     AT&T Corp.                                       66,000        3,262,875
     MCI WorldCom, Inc. *<F2>                        186,000        8,300,250
     TALK.com, Inc. *<F2>                              5,000           84,375
                                                                 ------------
                                                                   11,647,500
                                                                 ------------

  TEXTILES & APPAREL - 0.9%
     The Wet Seal, Inc. - Class A *<F2>              336,600        3,471,187
                                                                 ------------

  TRANSPORTATION EQUIPMENT - 1.3%
     Arkansas Best Corporation *<F2>                 383,400        3,618,337
     Coachmen Industries, Inc.                       110,300        1,323,600
                                                                 ------------
                                                                    4,941,937
                                                                 ------------

  TRAVEL & RECREATION - 0.8%
     Hilton Hotels Corporation                       200,000        1,400,000
     Hotel Reservations Network,
       Inc. - Class A *<F2>                           16,000          416,000
     Winnebago Industries, Inc.                       71,000        1,517,625
                                                                 ------------
                                                                    3,333,625
                                                                 ------------

  US ROYALTY TRUSTS - 0.3%
     Texas Pacific Land Trust                         32,500        1,180,156
                                                                 ------------

       TOTAL COMMON STOCKS
         (Cost $339,039,586)                                      359,405,112
                                                                 ------------

SHORT-TERM INVESTMENTS - 8.5%
  MUTUAL FUNDS - 0.3%
     Firstar Institutional Money
       Market Fund                                 1,115,379        1,115,379
                                                                 ------------

                                                  Principal
                                                  ---------

  U.S. GOVERNMENT AGENCY
    OBLIGATIONS - 8.2%
     Federal Home Loan Bank
       0.00%, 3/01/2000                          $14,000,000       14,000,000
     Fannie Mae
       5.43%, 3/02/2000                           16,200,000       16,197,556
     Federal Home Loan
     Mortgage Corporation (1)<F3>
       5.58%, 3/14/2000                            2,000,000        1,995,970
                                                                 ------------
       TOTAL U.S. GOVERNMENT
         AGENCY OBLIGATIONS                                        32,193,526
                                                                 ------------
       TOTAL SHORT-TERM INVESTMENTS
         (Cost $33,308,905)                                        33,308,905
                                                                 ------------

TOTAL INVESTMENTS - 99.7%
  (COST $372,348,491)                                             392,714,017
                                                                 ------------

SECURITIES SOLD SHORT - (0.1%)
  (PROCEEDS $898,177)                                                (349,630)

OTHER ASSETS, LESS
  LIABILITIES - 0.4%                                                1,573,212
                                                                 ------------

NET ASSETS - 100.0%                                              $393,937,599
                                                                 ------------
                                                                 ------------

  *<F2>   Non-income producing security.
(1)<F3> All or a portion of the securities have been committed as collateral for open short positions.

    The accompanying notes are an integral part of the financial statements.

Schedule of Securities Sold Short                  February 29, 2000 (Unaudited)

                                                     Shares            Value
                                                     ------            -----
SECURITIES SOLD SHORT

  SERVICES
     Ariel Corporation                                30,000         $266,250
                                                                     --------

  WHOLESALE & RETAIL TRADE
     Boston Chicken, Inc.                             39,000            4,290
     Einstein/Noah Bagel Corp.                       148,283           78,775
     Just For Feet, Inc.                               3,500              315
                                                                     --------
       TOTAL WHOLESALE & RETAIL TRADE                                  83,380
                                                                     --------
     TOTAL SECURITIES SOLD SHORT
       (PROCEEDS $898,177)                                           $349,630
                                                                     --------
                                                                     --------

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                February 29, 2000 (Unaudited)

ASSETS:
  Investments, at value (cost $372,348,491)                       $392,714,017
  Receivable from broker for proceeds on securities sold short       1,663,726
  Receivable for investments sold                                   11,227,878
  Capital shares sold                                                  723,415
  Dividends and interest receivable                                    470,509
  Other receivables                                                      1,652
  Organization costs, net of accumulated amortization                    5,687
  Other assets                                                          35,314
                                                                  ------------
          Total Assets                                             406,842,198
                                                                  ------------

LIABILITIES:
  Securities sold short, at value (proceeds of $898,177)               349,630
  Payable for securities purchased                                  10,386,145
  Capital shares redeemed                                            1,041,641
  12b-1 fee payable                                                    608,598
  Payable to Adviser                                                   311,531
  Accrued expenses and other liabilities                               207,054
                                                                  ------------
          Total Liabilities                                         12,904,599
                                                                  ------------

NET ASSETS                                                        $393,937,599
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
  Capital stock                                                   $336,302,072
  Accumulated undistributed net realized gain on investments
    sold and securities sold short                                  36,721,454
  Net unrealized appreciation on:
    Investments                                                     20,365,526
    Short positions                                                    548,547
                                                                  ------------
          Total Net Assets                                        $393,937,599
                                                                  ------------
                                                                  ------------

CLASS C:
  Net Assets                                                      $385,151,706
  Shares outstanding of beneficial interest, $0.001 par value       27,055,187

  Net asset value and offering price per share                          $14.24
                                                                        ------
                                                                        ------

CLASS Y:
  Net Assets                                                        $8,785,893
  Shares outstanding of beneficial interest, $0.001 par value          615,123

  Net asset value and offering price per share                          $14.28
                                                                        ------
                                                                        ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                  For the
                                                              Six Months Ended
                                                             February 29, 2000
                                                             -----------------
                                                                (Unaudited)

INVESTMENT INCOME:
  Interest income                                               $ 1,426,867
  Dividend Income                                                 1,347,670
                                                                -----------
          Total investment income                                 2,774,537
                                                                -----------

EXPENSES:
  Investment advisory fee                                         1,848,628
  Administration fee                                                121,105
  Shareholder servicing and accounting costs                         98,451
  Custody fees                                                       25,728
  Federal and state registration                                     54,000
  Professional fees                                                  37,564
  Reports to shareholders                                             7,862
  Trustees' fees and expenses                                        10,065
  Amortization of organization costs                                 12,687
  Distribution expense - Class C                                  1,826,938
  Distribution expense - Class Y                                      5,423
  Other                                                              22,328
                                                                -----------
          Total expenses before dividends on short positions      4,070,779
          Dividends on short positions                                2,820
                                                                -----------
          Total expenses                                          4,073,599
                                                                -----------
          Net investment loss                                    (1,299,062)
                                                                -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
    Long transactions                                            42,531,355
    Short transactions                                           (2,094,204)
  Change in unrealized appreciation/depreciation on:
    Investments                                                 (17,787,085)
    Short positions                                                (876,493)
                                                                -----------
  Net realized and unrealized gain on investments                21,773,573
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $20,474,511
                                                                -----------
                                                                -----------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                 For the            For the
                                            Six Months Ended       Year Ended
                                            February 29, 2000   August 31, 1999
                                            -----------------   ---------------
                                               (Unaudited)
OPERATIONS:
  Net investment loss                         $ (1,299,062)      $ (2,119,297)
  Net realized gain (loss):
      Long transactions                         42,531,355         63,995,109
      Short transactions                        (2,094,204)         1,504,296
      Equity contracts                                  --          9,212,494
  Change in unrealized appreciation/
    depreciation on:
      Investments                              (17,787,085)        66,371,430
      Short positions                             (876,493)        (2,053,176)
                                              ------------       ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                     20,474,511        136,910,856
                                              ------------       ------------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET REALIZED GAINS                      (74,684,260)       (12,016,817)
                                              ------------       ------------

DISTRIBUTIONS TO ADVISER CLASS
  SHAREHOLDERS FROM NET REALIZED GAINS             (61,597)                --
                                              ------------       ------------

NET INCREASE IN NET ASSETS FROM FUND
  SHARE TRANSACTIONS (NOTE 6)                   99,052,037         19,939,892
                                              ------------       ------------

TOTAL INCREASE IN NET ASSETS                    44,780,691        144,833,931

NET ASSETS:
  Beginning of year                            349,156,908        204,322,977
                                              ------------       ------------
  End of year                                 $393,937,599       $349,156,908
                                              ------------       ------------
                                              ------------       ------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding for the Fund throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                            FOR THE PERIOD                                          FOR THE PERIOD
                                               FOR THE       SEPTEMBER 21,                                           SEPTEMBER 21,
                                              SIX MONTHS      1999++<F5>       FOR THE      FOR THE      FOR THE       1995+<F4>
                                                ENDED           THROUGH      YEAR ENDED   YEAR ENDED   YEAR ENDED       THROUGH
                                             FEBRUARY 29,    FEBRUARY 29,    AUGUST 31,   AUGUST 31,   AUGUST 31,     AUGUST 31,
                                                 2000            2000           1999         1998         1997           1996
                                            -------------    -------------   ----------   ----------   ----------   --------------
                                            CLASS C++<F5>    ADVISER CLASS
                                            -------------    -------------
                                             (UNAUDITED)      (UNAUDITED)
NET ASSET VALUE -
  BEGINNING OF PERIOD                           $17.43          $17.48         $10.88       $14.79       $11.21         $10.00
                                                ------          ------         ------       ------       ------         ------
INVESTMENT OPERATIONS:
   Net investment
     income (loss)                               (0.05)1<F8>      0.00          (0.11)1<F8>  (0.06)1<F8>  (0.05)         (0.07)
   Net realized and
     unrealized gain
     (loss) on investments                        0.60            0.54           7.31        (0.95)        4.66           1.29
                                                ------          ------         ------       ------       ------         ------
          Total from investment
            operations                            0.55            0.54           7.20        (1.01)        4.61           1.22
                                                ------          ------         ------       ------       ------         ------
DISTRIBUTIONS FROM
  NET REALIZED GAIN
  ON INVESTMENTS                                 (3.74)          (3.74)         (0.65)       (2.90)       (1.03)         (0.01)
                                                ------          ------         ------       ------       ------         ------

NET ASSET VALUE -
  END OF PERIOD                                 $14.24          $14.28         $17.43       $10.88       $14.79         $11.21
                                                ------          ------         ------       ------       ------         ------
                                                ------          ------         ------       ------       ------         ------

TOTAL RETURN:++<F6>                              5.83%           6.13%         67.99%      (9.33)%       43.61%         12.22%

Ratios (to average net assets)/
  Supplemental Data:
   Expenses2<F9>                                 2.21%*<F7>      1.46%*<F7>     2.19%        2.25%        2.38%          2.43%*<F7>
   Net investment
     income (loss)                             (0.71)%*<F7>      0.07%*<F7>   (0.74)%      (0.39)%      (0.45)%        (0.68)%*<F7>
   Interest expense and
     dividends on short
     positions                                   0.00%*<F7>      0.00%*<F7>     0.10%        0.00%           --             --
Portfolio turnover rate3<F10>                   74.96%          74.96%        179.33%      187.44%      164.92%        139.77%*<F7>
NET ASSETS AT END OF
  PERIOD (000 OMITTED)                        $385,152          $8,786       $349,157     $204,323     $175,602       $109,005

 +<F4>   Commencement of Operations.
++<F5> On September 1, 1999 the Adviser Class Shares were effective and the initial class of shares were named Class C Shares. The Adviser Class first received assets on September 21, 1999.
++<F6> Total returns do not reflect any deferred sales charge. The total return for the periods ending August 31, 1996 and February 29, 2000 have not been annualized.
 *<F7>   Annualized.
 1<F8> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 2<F9> The expense ratio excludes interest expense on equity swap contracts and dividends on short positions. The ratio including interest expense on equity swap contracts and dividends on short positions for the period ended August 31, 1999 was 2.29%.
3<F10> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware business trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

   The Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class Shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in
   Note 5. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions made within 2 years of purchase, in accordance with the Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The maximum CDSC is 2.50% of the original purchase price.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

   Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

   Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

   Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Generally, distributions are declared annually in December.

   Deferred Organization Costs. Costs incurred by the Fund in connection with its organization, aggregating $125,396, have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that the Fund commenced operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Investment income includes $114,284 of interest earned on receivables from brokers for proceeds on securities sold short.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the six months ended February 29, 2000, purchases and sales of investment securities (excluding securities sold short and short-term investments) aggregated as follows:

            Purchases                                  $275,243,693
            Sales                                       241,088,485

   The following balances for the Fund are as of February 29, 2000:

           Cost for     Net Tax Basis   Tax Basis Gross  Tax Basis Gross
        Federal Income   Unrealized       Unrealized        Unrealized
         Tax Purposes   Appreciation     Appreciation      Depreciation
        --------------  -------------   ---------------  ---------------
         $372,596,637    $20,117,380      $55,546,418     $(35,429,038)

   Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At February 29, 2000, the Fund had 0.1% of its net assets in short positions.

   Equity Contracts. The Board of Trustees authorized the Fund to enter into an equity swap contract with a major broker/dealer which allowed the Fund to receive from the counterparty any appreciation and dividends paid on a basket of securities and pay the counterparty LIBOR rate plus 75 basis points based on the notional amount of the contract as well as any depreciation on the respective basket of securities.

   The Fund realized a gain of $9,212,494 upon termination of the contract. This contract terminated on November 5, 1998.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager") as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the six months ended February 29, 2000, the Fund incurred investment management fees of $1,848,628.

   Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLANS. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plans for the Class C and Adviser Class Shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets. For the six months ended February 29, 2000, fees accrued by the Fund pursuant to the 12b-1 Plans were $1,826,938 for Class C and $5,423 for Adviser Class Shares.

   During the six months ended February 29, 2000, the Fund paid total brokerage commissions of $472,324 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At February 29, 2000, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of the Fund:

                                SIX MONTHS ENDED             YEAR ENDED
                               FEBRUARY 29, 2000          AUGUST 31, 1999
                            -----------------------  -------------------------
                                    CLASS C
                              SHARES       AMOUNT      SHARES        AMOUNT
                            ----------  -----------  ----------   ------------
   Shares sold               2,479,954  $35,591,398   2,100,324   $ 32,590,279

   Shares issued to
     shareholders in
     reinvestment of
     distributions           5,797,480   73,338,117     881,266     11,755,899

   Shares redeemed          (1,250,063) (18,618,512) (1,737,487)   (24,406,286)
                            ----------  -----------  ----------   ------------

   Net increase              7,027,371  $90,311,003   1,244,103   $ 19,939,892
                                        -----------               ------------
                                        -----------               ------------

   SHARES OUTSTANDING:

   Beginning of period      20,027,816               18,783,713
                            ----------               ----------
   End of period            27,055,187               20,027,816
                            ----------               ----------
                            ----------               ----------


                                SIX MONTHS ENDED
                               FEBRUARY 29, 2000
                              -------------------
                                 ADVISER CLASS
                              SHARES       AMOUNT
                             -------    -----------
   Shares sold                 610,965  $ 8,689,601

   Shares issued to
     shareholders in
     reinvestment of
     distributions               4,866       61,597

   Shares redeemed                (708)     (10,164)
                               -------  -----------

   Net increase                615,123  $ 8,741,034
                                        -----------
                                        -----------

   SHARES OUTSTANDING:

   Beginning of period              --
                               -------
   End of period               615,123
                               -------
                               -------

   Total Net Increase                   $99,052,037
                                        -----------
                                        -----------

                                    TRUSTEES
                                    --------
                          Robert A. Olstein, Chairman
                                Neil C. Klarfeld
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                               ------------------
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                            Purchase, New York 10577

                                  DISTRIBUTOR
                                  -----------
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                          ---------------------------
                       Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                   ---------
                               Firstar Bank, N.A.
                           777 East Wisconsin Avenue
                              Milwaukee, WI 53202

                                 LEGAL COUNSEL
                                 -------------
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS
                              --------------------
                               Ernst & Young LLP
                            111 East Kilbourn Avenue
                              Milwaukee, WI 53202

   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113